EXHIBIT 10.1
                                                                  EXECUTION COPY



          This AMENDMENT, dated as of July 2, 2001 (this "Amendment"), to the
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Amended and Restated Credit Agreement, dated as of April 12, 2001, (the "Credit
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Agreement"), between WKI HOLDING COMPANY, INC., a Delaware corporation (the
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"Borrower"), and BORDEN, INC., a New Jersey corporation (the "Lender").
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                              W I T N E S S E T H:
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          WHEREAS, the Borrower and the Lender desire to amend the Credit
Agreement as set forth below;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree hereto hereby as follows:

          1.     Defined Terms.  Unless otherwise defined herein, terms defined
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in the Credit Agreement shall have their defined meanings when used herein.

          2.     Amendment to Schedule 1.1 (Credit Agreement).  Schedule 1.1 of
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the Credit Agreement is hereby amended by deleting the amount "$40,000,000" set forth in the Schedule 1.1 to the Credit Agreement and substituting in lieu thereof the amount "$50,000,000."

          3.     Governing Law.  This Amendment shall be construed in accordance
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with and governed by the law of the State of New York.

          4.     Counterparts.  This Amendment may be executed by the parties
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hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          5.     Continuing Effectiveness.  Except as expressly amended hereby,
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the Credit Agreement as amended by this Amendment shall continue to be and shall remain in full force and effect. From and after the date hereof, all references in the Credit Agreement thereto shall be to the Credit Agreement as amended hereby.

                               *        *        *



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          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.


                                 WKI HOLDING COMPANY, INC.


                                 By: _____________________________
                                    Name:   Joseph W. McGarr
                                    Title:  Senior Vice President and
                                            Chief Financial Officer



                                 BORDEN, INC.


                                 By: _____________________________
                                     Name:   William H. Carter
                                     Title:  Executive Vice President and
                                             Chief Financial Officer



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